                                                                      Exhibit 14

                          INDEPENDENT AUDITORS' CONSENT

To the Board of Directors of
  Ohio National Fund, Inc.:

We consent to the use of our report dated February 18, 2003, with respect to the financial statements of Ohio National Fund, Inc., incorporated herein by reference.

/s/ KPMG LLP
Columbus, Ohio
April 11, 2003